IVY VARIABLE INSURANCE PORTFOLIOS
Delaware Ivy VIP Government Money Market
(formerly, Ivy VIP Government Money Market)
(the “Portfolio”)

Supplement to the Portfolio’s Summary Prospectus

As noted in the supplement dated September 14, 2021, on September 13, 2021, the Board of Trustees of the Ivy Variable Insurance Portfolios unanimously voted and approved a proposal to liquidate and dissolve the Portfolio. The liquidation and dissolution are expected to take effect on or about November 15, 2021 (Effective Date). Retirement accounts, as applicable, within this Portfolio will be liquidated on or about the Effective Date (Liquidation Date) and the proceeds (less mandatory tax withholding) will be mailed to the address of record if no action is taken. For Portfolio accounts with automated purchases, exchanges, and/or withdrawals established, these transactions will cease prior to liquidation if no action is taken.

As noted in the supplement dated September 14, 2021, the Portfolio will be closed to new investors and all sales efforts will cease as of September 30, 2021. However, the Portfolio will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until five (5) business days before the Liquidation Date.

Until the liquidation of the Portfolio, shareholders of the Portfolio will have the opportunity to exchange their shares for shares of the same class of any other legacy Ivy Fund. Any exchange would be made at the current net asset values of the Portfolio and the selected legacy Ivy Fund. Exchanges are not available with legacy Delaware Funds at this time.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Portfolio.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Portfolio is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated September 16, 2021.